SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)
Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-12


             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                (Name of Registrant as Specified In Its Charter)

    (Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:


       2)  Form, Schedule or Registration Statement No.:


       3)  Filing Party:


4)       Date Filed:

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070
                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 2003
                               ------------------

To the Shareholders of

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

      Notice is hereby  given  that the  Annual  Meeting  of  Shareholders  (the
"Meeting") of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") will be held at The Bruce Museum, One Museum Drive, Greenwich,
Connecticut 06830, on Monday, May 12, 2003 at 8:30 a.m. for the following purposes:

      1. To elect three (3) Directors of the Fund (PROPOSAL 1); and

      2. To consider and vote upon such other matters, including adjournment, as may properly come before said Meeting or any adjournments thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      The close of business on March 10, 2003, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                              By Order of the Board of Directors

                                              JAMES E. MCKEE
                                              SECRETARY

April 11, 2003

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

           REGISTRATION                           VALID SIGNATURE
           ------------                           ---------------
           CORPORATE ACCOUNTS

           (1) ABC Corp.                          ABC Corp.
           (2) ABC Corp.                          John Doe, Treasurer
           (3) ABC Corp.
               c/o John Doe, Treasurer            John Doe
           (4) ABC Corp., Profit Sharing Plan     John Doe, Trustee

           TRUST ACCOUNTS

           (1) ABC Trust                          Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee
               u/t/d 12/28/78                     Jane B. Doe

           CUSTODIAN OR ESTATE ACCOUNTS

           (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA      John B. Smith
           (2) John B. Smith, Executor
               Estate of Jane Smith               John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing your voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 12, 2003

                                   ----------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 12, 2003 at 8:30 a.m., at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 11, 2003.

      In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of EquiServe Trust Company N.A. ("EquiServe"), the Fund's transfer agent, and affiliates of EquiServe or other representatives of the Fund also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Fund has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a minimum fee of $3,500 plus reimbursement of expenses. The costs of proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE  FUND'S  MOST  RECENT  ANNUAL  REPORT,   INCLUDING  AUDITED  FINANCIAL
STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422 OR CALLING THE FUND AT 800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      In the event a quorum is not present at the Meeting or in the event that a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against such adjournment.

      The close of business on March 10, 2003, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Fund has two classes of capital stock authorized: common stock, par value $0.001 per share ("Common Stock") and preferred stock, par value $0.001 per share ("Preferred Stock") (together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 10, 2003, there were 11,113,431 shares of Common Stock and no shares of Preferred Stock outstanding.

      The following persons were known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding shares of Common Stock as of the record date:

            NAME AND ADDRESS OF                                    AMOUNT OF SHARES
        BENEFICIAL/RECORD OWNER(S)          TITLE OF CLASS      AND NATURE OF OWNERSHIP  PERCENT OF CLASS
        --------------------------          --------------      -----------------------  ----------------
Mario J. Gabelli and affiliates*                Common          1,561,948 (beneficial)            14.05%
One Corporate Center
Rye, NY 10580

------------------
*  Includes  209,110  shares owned  directly by Mr.  Gabelli,  13,334 shares owned by a family partnership  for which Mr.  Gabelli  serves  as  general  partner,  39,416  shares  held by custodial  accounts  for which Mr.  Gabelli  serves as Trustee,  1,089,415  shares owned by
   Gabelli  Asset  Management  Inc. or its  affiliates,  78,248  shares owned by the Gabelli &
   Company,  Inc.  Profit-Sharing  Plan,  and 132,425 shares owned by  discretionary  accounts managed by GAMCO  Investors,  Inc., a wholly-owned  subsidiary of Gabelli Asset  Management
   Inc. Mr. Gabelli disclaims  beneficial  ownership of the shares held by custodial accounts, the discretionary  accounts, and by the entities named except to the extent of his interest in such entities.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL                      COMMON STOCKHOLDERS
--------                      -------------------
1.  Election of Directors     Common Stockholders elect three Directors: E. Val Cerutti,
                              Dugald A. Fletcher and Anthony R.Pustorino

2.  Other Business            Common Stockholders.

      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

              PROPOSAL 1: TO ELECT THREE (3) DIRECTORS OF THE FUND

NOMINEES FOR THE BOARD OF DIRECTORS

      The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. E. Val Cerutti, Dugald A. Fletcher and Anthony R. Pustorino have each been nominated by the Board of Directors for a three-year term to expire at the Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each of the Directors of the Fund has served in that capacity since the June 5, 1989, organizational meeting of the Fund with the exception of (i) Mr. Colavita, who became a Director of the Fund on November 15, 1989, (ii) Mr. Zizza, who became a Director of the Fund on April 24, 1991, (iii) Mr. Pohl and Mr. van Ekris, who became Directors of the Fund on February 11, 1992 and (iv) Dr. Roeder, who became a Director of the Fund on August 15, 2001. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
E. Val Cerutti
Dugald A. Fletcher
Anthony R. Pustorino

DIRECTORS SERVING UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Anthony J. Colavita
Anthonie C. van Ekris
Salvatore J. Zizza

DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Mario J. Gabelli, CFA
Karl Otto Pohl
Werner J. Roeder, MD

      Under the Fund's Articles of Amendment and Restatement, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Fund's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund's outstanding Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, Articles Supplementary and By-Laws. The holders of the Fund's outstanding Preferred Stock would elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund's Preferred Stock are in arrears for two full years. The Fund issued Preferred Stock on March 18, 2003 following the record date for the Meeting. No dividend arrearages exist at this time. Anthony J. Colavita and Dr. Werner J. Roeder were each elected solely by the holders of the Fund's then outstanding Preferred Stock and are not up for election at the Meeting.

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

      Set forth in the table below are the existing Directors and Nominees for election to the Board of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.


                               TERM OF                                                                       NUMBER OF
                             OFFICE AND                                                                    PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                     FUND COMPLEX
    ADDRESS(1)                  TIME         PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS          OVERSEEN
    AND AGE                    SERVED(2)     DURING PAST FIVE YEARS                HELD BY DIRECTOR          BY DIRECTOR
    -------                    -------       ----------------------                ----------------          ------------
INTERESTED DIRECTORS(3):
---------------------
MARIO J. GABELLI               Since 1989*  Chairman of the Board and Chief       Director of Morgan Group        22
Director and                                Executive Officer of Gabelli Asset    Holdings, Inc. (holding
Chief Investment Officer                    Management Inc. and Chief             company); Vice Chairman
Age: 60                                     Investment Officer of Gabelli Funds,  of Lynch Corporation
                                            LLC and GAMCO Investors, Inc.;        (diversified manufacturing)
                                            Vice Chairman and Chief Executive
                                            Officer of Lynch Interactive
                                            Corporation (multimedia and services)

KARL OTTO POHL                 Since 1992*  Member of the Shareholder              Director of Gabelli Asset      31
Director                                    Committee of Sal Oppenheim Jr. &       Management Inc. (investment
Age: 73                                     Cie (private investment bank);         management); Chairman,
                                            Former  President  of  the  Deutsche   Incentive Capital and Incentive
                                            Bundesbank and Chairman of its         Asset Management  (Zurich);
                                            Central  Bank Council  (1980-1991)     Director  at Sal Oppenheim Jr. &
                                                                                   Cie, Zurich

NON-INTERESTED DIRECTORS:
-------------------------
E. VAL CERUTTI               Since 1989***  Chief Executive Officer of             Director of Lynch Corporation     7
Director                                    Cerutti Consultants, Inc.; Former      (diversified manufacturing)
Age: 63                                     President and Chief Operating Officer
                                            of Stella D'oro Biscuit Company
                                            (through 1992); Adviser, Iona College
                                            School of Business


                               TERM OF                                                                       NUMBER OF
                             OFFICE AND                                                                    PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                     FUND COMPLEX
    ADDRESS1                    TIME         PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS          OVERSEEN
    AND AGE                    SERVED(2)     DURING PAST FIVE YEARS                HELD BY DIRECTOR          BY DIRECTOR
    -------                    -------       ----------------------                ----------------          ------------
NON-INTERESTED DIRECTOR(S):
-------------------------

ANTHONY J. COLAVITA(4)        Since 1989**  President and Attorney at Law in the      --                             33
Director                                    law firm of Anthony J. Colavita, P.C.
Age: 67                                     since 1961

DUGALD A. FLETCHER            Since 1989*** President, Fletcher & Company, Inc.;      Director of Harris and Harris   2
Director                                    Former Director and Chairman and          Group, Inc. (venture capital)
Age: 73                                     Chief Executive Officer of Binnings
                                            Building Products, Inc. (1997)

ANTHONY R. PUSTORINO          Since 1989*** Certified Public Accountant;              --                             17
Director                                    Professor Emeritus, Pace University
Age: 77

WERNER J. ROEDER, MD(4)       Since 2001*  Vice President/Medical Affairs, Lawrence  --                             26
Director                                    Hospital Center and practicing
Age: 62                                     private physician

ANTHONIE C. VAN EKRIS         Since 1992**  Managing Director of BALMAC               --                             18
Director                                    International, Inc.
Age: 68

SALVATORE J. ZIZZA            Since 1991**  Chairman, Hallmark Electrical             Director of Hollis Eden         9
Director                                    Supplies Corp.; Former Executive          Pharmaceuticals
Age: 57                                     Vice President of FMG Group
                                            (a healthcare provider)

                                 TERM OF
                               OFFICE AND
NAME, POSITION(S)               LENGTH OF
    ADDRESS(1)                    TIME         PRINCIPAL OCCUPATION(S)
    AND AGE                      SERVED(2)     DURING PAST FIVE YEARS
    -------                      -------       ----------------------
OFFICERS:
--------
BRUCE N. ALPERT                Since 1989    Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President                                    since 1988 and an officer of all mutual funds advised by Gabelli Funds, LLC
Age: 51                                      and its affiliates. Director and President of Gabelli Advisers, Inc.

GUS A. COUTSOUROS              Since 2003    Vice President and Chief Financial Officer of Gabelli Funds, LLCsince 1998
Vice President                               and an officer of all mutual funds advised by Gabelli Funds LLC and its affiliates.
and Treasurer                                Chief Financial Officer of Gabelli Advisers, Inc. Prior to 1998, Treasurer
Age: 40                                      of Lazard Funds.

PETER W. LATARTARA             Since 1998    Vice President of the Fund. Vice President of Gabelli & Company, Inc. since
Vice President                               1996.
Age: 35

JAMES E. MCKEE                 Since 1995    Vice President, General Counsel and Secretary of Gabelli Asset Management
Secretary                                    Inc. since 1999 and GAMCO Investors, Inc. since 1993; Secretary of all mutual
Age: 39                                      funds advised by Gabelli Advisers, Inc. and Gabelli Funds, LLC

-------------------
1    Address:One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2    The Fund's Board of Directors  is divided  into three  classes,  each class having a term of three years.
     Each year the term of office of one class expires and the  successor or successors  elected to such class serve for a three year term.
*    Term expires at the Fund's 2004 Annual  Meeting of  Shareholders  and until his successor is duly elected and qualified.
 **  Term expires at the Fund's 2005 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
***  Nominee to serve until the Fund's 2006 Annual  Meeting of  Shareholders  and until his  successor is duly elected and qualified.
3    "Interested person" of the Fund as defined in the 1940 Act. Messrs.  Gabelli and Pohl are each considered an "interested  person"  because of their  affiliation  with Gabelli Funds,  LLC which acts as the Fund's investment adviser.
4    Elected by holders of the Fund's Preferred Stock.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

      Set forth in the table below is the dollar range of equity securities held in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.

       NAME OF DIRECTOR               DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES HELD                      SECURITIES HELD
                                        IN THE FUND*(1)(2)                    IN FUND COMPLEX*(2)

Mario J. Gabelli                                 E                                     E
                                               ----                                  ----

E. Val Cerutti**                                 C                                     D
                                               ----                                  ----

Anthony J. Colavita                              E                                     E
                                               ----                                  ----

Dugald A. Fletcher                               E                                     E
                                               ----                                  ----

Anthony R. Pustorino                             D                                     E
                                               ----                                  ----

Werner J. Roeder, MD                             E                                     E
                                               ----                                  ----

Karl Otto Pohl                                   A                                     A
                                               ----                                  ----

Anthonie C. van Ekris                            C                                     E
                                               ----                                  ----

Salvatore J. Zizza                               E                                     E
                                               ----                                  ----

--------------------------
*    Key to Dollar Ranges
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   Over $100,000
All shares were valued as of December 31, 2002.
**   Mr. Cerutti beneficially owns less than 1% of the common stock of (i) Lynch Corporation having a value of
     $54,000 as of December 31, 2002 and (ii) Lynch  Interactive  Corporation  having a value of $27,600 as of
     December 31, 2002. Lynch Corporation and Lynch Interactive  Corporation may be deemed to be controlled by
     Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.
(1)  This information has been furnished by each Director as of December 31, 2002.  "Beneficial  Ownership" is
     determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the
     "1934 Act").
(2)  Less than 1%, with the  exception  of Mr.  Gabelli,  who  beneficially  owns 14.05% of the Fund's  Shares outstanding.

      The Fund pays each Director not affiliated with the Adviser or its affiliates, a fee of $5,000 per year plus $750 per meeting attended in person and $500 per telephonic meeting, together with the Directors' actual out-of-pocket expenses relating to their attendance at such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Directors during the year ended December 31, 2002 amounted to $60,000. During the year ended December 31, 2002, the Directors of the Fund met five times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

      The Directors serving on the Fund's Nominating Committee are Messrs. Colavita (Chairman) and Zizza, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the year ended December 31, 2002. The Fund does not have a standing compensation committee.

      Messrs. Pustorino (Chairman), Colavita and Zizza, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit
Committee. In addition, Messrs. Pustorino, Colavita and Zizza are considered independent Directors pursuant to applicable New York Stock Exchange rules. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent accountants. During the year ended December 31, 2002, the Audit Committee met twice.

      Based upon the recommendation of the Fund's Audit Committee, the Fund's Board of Directors, including those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or its Adviser, have approved the selection of PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, New York 10036, to serve as independent accountants for the Fund's fiscal year ending December 31, 2003. PWC has advised the Fund that it is independent with respect to the Fund in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "SEC"). A representative of PWC will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

                             AUDIT COMMITTEE REPORT

      The role of the Fund's Audit Committee is to assist the Fund's Board of Directors in its oversight of the Fund's financial reporting process. The Board of Directors of the Fund has adopted a Charter for the Audit Committee. Management, however, is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent accountants are responsible for planning and carrying out proper audits and reviews.

      In connection with the Fund's audited financial statements for the year ended December 31, 2002, included in the Fund's Annual Report dated December 31, 2002 (the "Annual Report"), the Audit Committee reviewed and discussed at a meeting held on February 13, 2003, the Fund's audited financial statements with management and the Fund's independent accountants, and discussed the audit of such financial statements with the Fund's independent accountants.

      The Audit Committee specifically discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund. The Audit Committee also received a formal written statement from the Fund's independent accountants delineating the relationships between the independent accountants and the Fund and its affiliates and discussed matters designed to assist the Committee in determining whether the independence of the accountants might reasonably be viewed as becoming adversely affected.

      Members of the Fund's Audit Committee are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations.

       Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the Fund's audited financial statements and the discussions referred to above with management and the Fund's independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee's Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report.

      Set forth in the table below are audit fees and non-audit related fees billed by the Fund's independent accountants to the Fund for the Fund's fiscal year ended December 31, 2002.


                                            FINANCIAL INFORMATION SYSTEMS
       AUDIT FEES                          DESIGN AND IMPLEMENTATION FEES       ALL OTHER FEES
       ----------                          ------------------------------       --------------
       $26,000 - For                     No fees were billed for                $23,150 - For tax services and
       professional services             professional services rendered         other attest services rendered
       rendered for the audit            to the Fund, the Fund's                by the principal accountant
       of the Fund's annual              investment adviser and any             (other than those disclosed in
       financial statements              entity controlling, controlled         the previous columns) to the
       for the year ended                by or under common control             Fund. There were no other
       December 31, 2002.                with the Adviser that provides         fees paid by the Fund's
                                         services to the Fund.                  investment adviser and any
                                                                                entity controlling, controlled
                                                                                by or under common control
                                                                                with the Adviser that provides
                                                                                services to the Fund.

      The Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the auditors' independence.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

      Anthony R. Pustorino, Chairman
      Anthony J. Colavita
      Salvatore J. Zizza

      The following table sets forth certain information regarding the compensation of the Fund's Directors and officers for the fiscal year ended December 31, 2002. Mr. Latartara is employed by the Fund and The Gabelli Global Multimedia Trust Inc. and The Gabelli Equity Trust Inc. and is not employed by the Adviser (although he may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.


                               COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002
                   -------------------------------------------
                                                                             AGGREGATE COMPENSATION FROM
                                             AGGREGATE COMPENSATION           THE FUND AND FUND COMPLEX
NAME OF PERSON AND POSITION                       FROM THE FUND               PAID TO DIRECTORS/OFFICER*
---------------------------                       -------------               -------------------------
MARIO J. GABELLI                                  $0                                 $0          (22)
Chairman of the Board, President and
Chief Investment Officer

E. VAL CERUTTI                                    $8,750                             $23,250      (7)
Director

ANTHONY J. COLAVITA                               $9,750                             $152,286    (33)
Director

DUGALD A. FLETCHER                                $9,250                             $17,250      (2)
Director

KARL OTTO POHL                                    $0                                 $0          (31)
Director

ANTHONY R. PUSTORINO                              $9,750                             $132,286    (17)
Director

WERNER J. ROEDER, MD                              $8,750                             $97,786     (26)
Director

ANTHONIE C. VAN EKRIS                             $8,750                             $67,250     (18)
Director

SALVATORE J. ZIZZA                                $10,250                            $73,750      (9)
Director

PETER W. LATARTARA                                $97,500                            $160,000     (2)
Vice President

------------------
*  Represents the total  compensation paid to such persons during the calendar year ended December 31, 2002 by investment  companies  (including  the  Fund)  or  portfolios  thereof  from  which  such  person  receives compensation  that are  considered  part of the same fund  complex as the Fund  because they have common or affiliated  advisers.  The number in  parentheses  represents the number of such  investment  companies and portfolios.

REQUIRED VOTE

      The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the applicable classes of shares of the Fund represented at the Meeting if a quorum is present voting together as a single class for three Directors.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

THE INVESTMENT ADVISER AND ADMINISTRATOR

      Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's officers and directors, officers and directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange and to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it receives, the Fund believes that during the calendar year ended 2002, such persons complied with all such applicable filing requirements except that filings made on behalf of all the Directors (with the exception of Karl Otto Pohl) and Bruce Alpert, President of the Fund, who participated in the 2002 rights offering on December 17, 2002, were made on December 30, 2002. In addition, a filing on behalf of Mr. Colavita, whose holdings of preferred stock were involuntarily redeemed by the Fund on November 12, 2002 and February 11, 2003, was made on February 27, 2003.

BROKER NON-VOTES AND ABSTENTIONS

      The affirmative vote of a majority of votes cast for each Director by the holders entitled to vote for a particular Director is necessary for the election of a Director. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

      Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report for the period ended June 30, 2003.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournment, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

      All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2004 must be received by the Fund for consideration for inclusion in the Fund's Proxy Statement and proxy relating to that meeting no later than December 12, 2003. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                  GBFCS-PS-2003

HE GABELLI CONVERTIBLE AND
INCOME SECURITIES FUND INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


        DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL ZGBFS1

Please mark
votes as in
this example. X

1. To elect three (3) Directors of the Fund:
(01) E. Val Cerutti
(02) Dugald A. Fletcher
(03) Anthony R. Pustorino

                                             -----------------------------------
                                             THE GABELLI CONVERTIBLE AND INCOME
                                                   SECURITIES FUND INC.
                                             -----------------------------------
                                                    COMMON SHAREHOLDER


For All
Nominees _____    Withhold______

For All
Except________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


              Mark box at right if an address change or comment has been
              noted on the reverse side of this card.                   _______


              Please be sure to sign and date this proxy.

Signature:_____________ Date:_____________ Co-owner:____________ Date:_________

                                DETACH HERE                               ZGBFS2

COMMON        THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.    COMMON

           This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830 on Monday, May 12, 2003 at 8:30 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

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